Supplement to Prospectus Dated May 1, 1996

                        Supplement dated October 15, 1996

                    A. CHANGES IN VARIABLE INVESTMENT OPTIONS

         The following changes were approved by a vote of shareholders on October 11, 1996 regarding the following portfolios of the American Skandia Trust ("AST"), one of the underlying mutual funds whose portfolios are made available as variable investment options under your Annuity:

     I. Changes in the AST Phoenix Balanced Asset Portfolio: Reappointed American Skandia Investment Services, Incorporated (the "Manager") as investment manager; increased the investment management fee on average daily net assets over $75 million; appointed Putnam Investment Management, Inc. ("Putnam Management") as new portfolio subadviser; changed the portfolio's investment objective and certain fundamental investment restrictions; and changed the portfolio's name to the "AST Putnam Balanced Portfolio." The "Total Annual Expenses without any applicable reimbursement" for this portfolio will increase from 0.94% to 0.99%, resulting in a corresponding increase of $1, $2, $3, and $5 per $1000 investment in the 1, 3, 5 and 10 year Expense Example for the portfolio.

     II.  Changes in the  Seligman  Henderson  International  Equity  Portfolio:
Reappointed the Manager as investment manager; appointed Putnam Management as new portfolio subadviser; changed the portfolio's investment objective and certain fundamental investment restrictions; and changed the portfolio's name to the "AST Putnam International Equity Portfolio."

     III. Changes in the Seligman Henderson  International  Small Cap Portfolio:
Reappointed the Manager as investment manager; appointed Founders Asset Management, Inc. as new portfolio subadviser; changed the portfolio's investment objective and certain fundamental investment restrictions; and changed the portfolio's name to the "Founders Passport Portfolio."

The above changes are described more fully in the October 15, 1996 Supplement to the May 1, 1996 AST Prospectus, which is available upon request by calling 1-800-SKANDIA.

                                B. OTHER CHANGES

On the cover page of the Prospectus after the third paragraph the following is added:

Please note that not all of the portfolios listed above may be available as an investment option for your Annuity. The following portfolios are not available as investment options for Annuities purchased on or after October 15, 1996: AST Putnam Balanced Portfolio (formerly known as the AST Phoenix Balanced Asset Portfolio) and the AST Putnam International Equity Portfolio (formerly known as the Seligman Henderson International Equity Portfolio). These investment options continue to be available on Annuities purchased prior to this date.

Under the caption "HIGHLIGHTS - (1) Investment Options" the following is added at the end of the second paragraph:

Please note that not all of the Underlying Mutual Fund Portfolios and their corresponding Sub-accounts may be available as investment options for your Annuity. The following portfolios are not available as investment options for Annuities purchased on or after October 15, 1996: AST Putnam Balanced Portfolio (formerly known as the AST Phoenix Balanced Asset Portfolio) and the AST Putnam International Equity Portfolio (formerly known as the Seligman Henderson
International Equity Portfolio). These investment options continue to be available on Annuities purchased prior to this date.

Under the caption "INVESTMENT OPTIONS - Variable Investment Options" the following is added at the end of the chart:

Please note that not all of the Underlying Mutual Fund Portfolios and their corresponding Sub-accounts may be available as investment options for your Annuity. The following Underlying Mutual Fund Portfolios and their corresponding Sub-accounts are not available as investment options for Annuities purchased on or after October 15, 1996: AST Putnam Balanced Portfolio (formerly known as the AST Phoenix Balanced Asset Portfolio) and the AST Putnam International Equity Portfolio


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(formerly known as the Seligman Henderson International Equity Portfolio). These
Underlying Mutual Fund Portfolios and their corresponding Sub-accounts continue to be available as investment options for Annuities purchased prior to this date.

Under the caption "OPERATION OF THE SEPARATE ACCOUNTS - Separate Account B" the following is added at the end of the fifth paragraph:

Please note that not all of the underlying mutual funds or their portfolios and their corresponding Sub-accounts may be available for allocation of your Account Value.

Under the caption "OTHER MATTERS - Modification" in the first paragraph the Company also reserves the right to "discontinue offering any variable investment option at any time."

The name of the AST Phoenix Balanced Asset, Seligman Henderson International Equity and Seligman Henderson International Small Cap Sub-accounts are changed to "AST Putnam Balanced," "AST Putnam International Equity," and "Founders Passport" Sub-accounts, respectively.

The following short descriptions of the AST Putnam Balanced Portfolio, AST Putnam International Equity Portfolio and Founders Passport Portfolio replace the short descriptions of the AST Phoenix Balanced Asset Portfolio, Seligman Henderson International Equity Portfolio and the Seligman Henderson International Small Cap Portfolio contained in an Appendix to the Prospectus:

AST Putnam Balanced Portfolio: The investment objective of the AST Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income. In seeking its objective, the Portfolio may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The Portfolio's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The proportion invested in each type of security is not fixed, although ordinarily no more than 75% of the Portfolio's assets consist of common stocks and that portion of convertible securities attributable to conversion rights. The Portfolio may, however, at times invest more than 75% of its assets in such securities if the Sub-advisor determines that unusual market or economic conditions make it appropriate to do so. At least 25% of the value of the Portfolio's assets will normally be invested in fixed income securities. The Portfolio may invest up to 20% of its assets in equity securities principally traded in foreign markets or in fixed income securities denominated in foreign currencies. The Portfolio may also purchase Eurodollar certificates of deposit without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets" which may entail special risks.

The Portfolio may buy or sell foreign currencies and foreign currency forward contracts for hedging purposes in connection with its foreign investments. The Portfolio may invest in both higher-rated and lower-rated fixed-income securities. The Portfolio will not invest in securities rated at the time of purchase lower than B by Moody's or S&P, or in unrated securities which the Sub-advisor determines are of comparable quality. Securities rated B are predominantly speculative and have large uncertainties or major risk exposures to adverse conditions. The Portfolio may invest in so-called zero coupon bonds whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. The Portfolio may buy and sell futures contracts. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest.

AST Putnam International Equity Portfolio: The investment objective of the AST Putnam International Equity Portfolio is to seek capital appreciation. The Portfolio seeks its objective by investing primarily in equity securities of companies located in a country other than the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the Sub-advisor believes purchasing them would help achieve the Portfolio's objective. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States.




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The Portfolio may invest in securities of issuers in emerging  markets,  as well as more developed markets. Investing in emerging markets generally involves more risks than in investing in developed markets. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. Since foreign securities are normally denominated and traded in foreign currencies, the values of portfolio assets may be affected favorably or unfavorably by currency exchange rates relative to the U.S. dollar as well as other risks. The Portfolio may engage in a variety of transactions involving the use of options and futures contracts and in foreign currency exchange transactions for purposes of increasing its investment return or hedging against market changes. Options and futures transactions involve certain special risks. The Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Sub-advisor may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

Founders Passport Portfolio: The investment objective of the Founders Passport Portfolio is capital appreciation. To achieve its objective, the Portfolio invests primarily in securities issued by foreign companies which have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world. At least 65% of the Portfolio's total assets will normally be invested in foreign securities representing a minimum of three countries. The Portfolio may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital appreciation. The Portfolio normally will invest a significant proportion of its assets in the securities of small and medium-sized companies. As used with respect to this Portfolio, small and medium-sized companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings.

The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. The Portfolio will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade (BBB or higher) at the time of purchase. Bonds in the lowest investment grade category (BBB) have speculative characteristics. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. The Portfolio may invest without limit in American Depository Receipts and may invest in foreign securities. Foreign investments of the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations, which involve certain risks. The Portfolio may use futures contracts and options for hedging purposes. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates in excess of 100%.

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